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Exhibit 10

                                 DEMAND NOTE

$ 176,592.50                                          September 19, 1997

    In consideration of the loan (hereinafter referred to as a "Loan") SANCHEZ COMPUTER ASSOCIATES, INC., a Pennsylvania corporation (the "Lender"), has made to RONALD J. ZLATOPER (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at the Lender's office located at 40 Valley Stream Parkway, Malvern, PA 19355, or at such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States of America, and in immediately available funds, the principal sum of One Hundred Seventy Six Thousand and Five Hundred Ninety Two and 50/100 Dollars ($ 176,592.50).

    The unpaid principal balance of the Note shall be paid UPON DEMAND, but in any event, it shall automatically become payable in Full within fifteen (15) business days after the Borrower sells the Stock (as hereinafter defined).

    The Borrower hereby further promises to pay to the order of the Lender interest on the outstanding principal amount from the date hereof, at a per annum rate equal to 5.81%. In addition, the Borrower shall pay on demand interest on any overdue payment of principal and interest (to the extent legally enforceable) at 7.81%.

    Interest shall be payable in arrears on March 31st of each year and at maturity.

    This Note and all of the Borrower's obligations hereunder are secured by the pledge by Borrower of certain options granted to Borrower to purchase shares of Common Stock of the Lender (the "Pledged Securities") pursuant to the terms and conditions of a Pledge Agreement (the "Pledge Agreement") of even date herewith between the Borrower and the Lender. Notwithstanding the foregoing, the Borrower shall remain liable to the Lender for any deficiency remaining after any foreclosure of the pledge pursuant to the Pledge Agreement.

    All payments made on this Note (including, without limitation, prepayments) shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note. After maturity or in the event of default, interest shall continue to accrue on the Note at the rate set forth above and shall be payable on demand of the Lender.

    The outstanding principal amount of this Note may be prepaid in whole or in part without any prepayment penalty or premium at any time or from time to time by the Borrower upon notice to the Lender; provided, that upon such payment any interest due to the date of such prepayment on such prepaid amount shall also be paid.

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    Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by the Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

    An event of default hereunder shall consist of:

    (i) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable;

    (ii) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money, beyond any applicable notice and/or grace period;

    (iii) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within 60 days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property or the Borrower's being adjudicated bankrupt or insolvent.

    Upon the occurrence of any event of default, interest shall accrue on the outstanding balance of this Note at 7.81%, the entire unpaid principal amount of this Note and all unpaid interest accrued thereon shall, at the sole option of the Lender, without notice, become immediately due and payable, and the Lender shall thereupon have all the rights and remedies provided hereunder or now or hereafter available at law or in equity.

    The Borrower hereby waives presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

    Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it.

    Notices required to be given hereunder shall be deemed validly given (i) three business days after sent, postage prepaid, by certified mail, return receipt requested, (ii) one business day

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after sent, charges paid by the sender, by Federal Express Next Day Delivery or other guaranteed delivery service, (iii) when sent by facsimile transmission or (iv) when delivered by hand:

    If to the Lender, to:

              Sanchez Computer Associates, Inc.
              40 Valley Stream Parkway
              Malvern, PA  19355
              Attention:  Chief Financial Officer

    If to the Borrower, to:

              Ronald J. Zlatoper
              824 Caldwell Road
              Wayne, PA  19087
              (Mark "Personal and Confidential")

or to such other address, or in care of such other person, as the holder or the Borrower shall hereafter specify to the other from time to time by due notice.

    Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

    This Note shall apply to and bind the successors of the Borrower and shall inure to the benefit of the Lender, its successors and assigns.

    The Note shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

    The Borrower has duly executed this Note as of the date first above written.


                             /S/ Ronald J. Zlatoper
                             Ronald J. Zlatoper

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                               PLEDGE AGREEMENT


    For good and valuable consideration and intending to be legally bound, RONALD J. ZLATOPER ("Pledgor") hereby assigns, pledges and grants to SANCHEZ COMPUTER ASSOCIATES, INC, a Pennsylvania corporation ("Pledgee"), a security interest in the options granted pursuant to certain Option Agreements with Pledgor to purchase shares of capital stock of Pledgee ("Option Agreements") in which Pledgor has a legal or beneficial interest as described on Schedule A attached hereto and made a part hereof, as the same may from time to time be amended in writing by the parties hereto (all such options and securities being hereinafter referred to as the "Securities," and such Securities together with all additions thereto, substitutions or exchanges therefor, proceeds thereof and distributions thereon being hereinafter referred to collectively as the "Collateral"), as collateral security for the payment and performance of all indebtedness, liability and obligations of Pledgor to Pledgee, whether for principal, interest, fees, expenses or otherwise, now existing or hereafter created or arising under the Note (the "Note") of even date herewith issued by Pledgor to Pledgee, and any other documents, agreements and instruments executed thereunder or in connection therewith including this Pledge Agreement (collectively, the "Obligations," and such agreements, documents and instruments evidencing and documenting the Obligations being hereinafter referred to collectively as the "Documents"), all on the following terms and conditions.

    A.   Pledgor represents and warrants that:

         1. Pledgor has good title to the Securities free and clear of all liens and encumbrances except the security interest created hereby and as described on Schedule A.

         2. The Securities are not subject to any statutory, contractual or other restrictions governing their issuance, transfer, ownership or control except as indicated in the Option Agreements for the Securities and as described on Schedule A.

         3. Pledgor has delivered to Pledgee all stock certificates, promissory notes, bonds, debentures or other instruments or documents representing or evidencing the Securities, together with corresponding assignment or transfer powers duly executed in blank by Pledgor, and this Pledge Agreement and such powers have been duly and validly executed and are binding and enforceable against Pledgor in accordance with their terms; and the pledge of the Securities in accordance with the terms hereof creates a valid and perfected first priority security interest in the Securities securing payment of the Obligations.

         4. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by Pledgor of the Securities pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral

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pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

    B. Pledgor agrees not to (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except the security interest under this Pledge Agreement.

    C. Prior to the full payment and performance of the Obligations, Pledgee shall be entitled to receive, as additional Collateral any and all additional shares of stock or any other property of any kind distributable on or by reason of the Securities pledged hereunder, whether in the form of or by way of stock dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation or otherwise, with the sole exception of normal, regularly declared cash dividends or cash interest payments as the case may be. If any of such property, other than such cash dividends or interest, shall come into the possession or control of Pledgor, Pledgor shall hold or control the same for the benefit of Pledgee and forthwith transfer and deliver the same to Pledgee subject to the provisions hereof.

    D. So long as no default has occurred under any of the Obligations or Documents and Pledgor is in full compliance with the terms hereof:

         1. Pledgor shall be entitled to receive and retain any normal, regularly declared cash dividends or interest payments (as the case may be) paid on the Securities pledged hereunder.

         2. Pledgor may exercise all voting rights, if any, pertaining to the Securities for any purpose not inconsistent with the terms hereof or of the Obligations or Documents. In the event the Securities have been transferred into the name of Pledgee or a nominee or nominees of Pledgee prior to default, Pledgee or its nominee will execute and deliver upon request of Pledgor an appropriate proxy in order to permit Pledgor to vote, if applicable, the same.

    E. Pledgor shall take all actions (and execute and deliver from time to time all instruments and documents) necessary or appropriate or requested by Pledgee, to continue the validity, enforceability and perfected status of the pledge of Securities hereunder.

    F. Pledgee shall be under no obligation to take any actions and shall have no liability (except for gross negligence or willful misconduct) with respect to the preservation or protection of the pledged Securities or any underlying interests represented thereby as against any prior or other parties. In the event Pledgor requests that Pledgee take or omit to take action(s) with respect to the Collateral, Pledgee may refuse to do so with impunity if Pledgor does not, upon request of Pledgee, post sufficient, creditworthy indemnities with Pledgee which, in Pledgee's sole discretion, are sufficient to hold it harmless from any possible liability of any kind in connection therewith.

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    G.   After the occurrence of a default under any of the Obligations or the
Documents or if any representation, warranty or agreement of Pledgor hereunder is breached or proves to be false:

         1. Pledgee may exercise or cause to be exercised any of the Pledged Securities and transfer or cause to be transferred any of the shares issued upon such exercise into its own or a nominee's or nominees' names.

         2. Pledgee shall be entitled to receive and apply in payment of the Obligations any cash dividends, interest or other payment on the pledged Securities.

         3. Pledgee shall be entitled to exercise in Pledgee's discretion all voting rights, if any, pertaining thereto and in connection therewith and at the written request of Pledgee, Pledgor shall execute any appropriate dividend, payment or brokerage orders or proxies.

         4. Pledgor shall take any action necessary or required or requested by Pledgee, in order to allow Pledgee fully to enforce the pledge of the Securities hereunder and realize thereon to the fullest possible extent, including but not limited to the filing of any claims with any court, liquidator or trustee, custodian, receiver or other like person or party.

         5. Pledgee shall have all the rights and remedies granted or available to it hereunder, under the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania, under any other statute or the common law, or under any of the Documents, including the right to sell the pledged Securities or any portion thereof at one or more public or private sales upon fifteen days' written notice and to bid thereat or purchase any part or all thereof in its own or a nominee's or nominees' names, free and clear of any equity of redemption; and to apply the net proceeds of the sale, after deduction for any expenses of sale, including the payment of all Pledgee's reasonable attorneys' fees in connection with the Obligations and the sale, to the payment of the Obligations in any manner or order which Pledgee in its sole discretion may elect, without further notice to or consent of Pledgor and without regard to any equitable principles of marshaling or other like equitable doctrines.

         6. Pledgee may increase, in its sole discretion, but shall not be required to do so, the Obligations by making additional advances or incurring expenses for the account of Pledgor deemed appropriate or desirable by Pledgee in order to protect, enhance, preserve or otherwise further the sale or disposition of the Collateral or any other property it holds as security for the Obligations.

    H. Pledgor recognizes that Pledgee may be unable to effect a sale to the public of all or part of the Securities by reason of certain prohibitions or restrictions in the federal or state securities laws and regulations (herein collectively called the "Securities Laws"), or the provisions of other federal and state laws, regulations or rulings, but may be compelled to resort

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to one or more sales to a restricted group of purchasers who will be required to agree to acquire the Securities for their own account, for investment and not with a view to the further distribution or resale thereof without restriction. Pledgor agrees that any sales(s) so made may be at prices and on other terms less favorable to Pledgor than if the Securities were sold to the public, and that Pledgee has no obligation to delay sale of the Securities for period(s) of time necessary to permit the issuer thereof to register the Securities for sale to the public under any of the Securities Laws. Pledgor agrees that negotiated sales whether for cash or credit made under the foregoing circumstances shall not be deemed for that reason not to have been made in a commercially reasonable manner. Pledgor shall cooperate with Pledgee and shall satisfy any requirements under the Securities Laws applicable to the sale or transfer of the Securities by Pledgee.

         In connection with any sale or disposition of the Collateral, Pledgee is authorized to comply with any limitation or restriction as it may be advised by its counsel is necessary or desirable in order to avoid any violation of applicable law or to obtain any required approval of the purchaser(s) by any governmental regulatory body or officer and it is agreed that such compliance shall not result in such sale being considered not to have been made in a commercially reasonable manner nor shall Pledgee be liable or accountable by reason of the fact that the proceeds obtained at such sale(s) are less than might otherwise have been obtained.

         Pledgee may elect to obtain the advice of any reputable independent investment banking firm or investment advisor with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition.

    I. Pledgor will pay Pledgee the amount of any reasonable expenses including counsel fees and expenses incurred by Pledgee in connection with (i) the administration of this Pledge Agreement, (ii) the custody, preservation, sale or collection or realization of the Collateral, (iii) the exercise or enforcement of Pledgee's rights hereunder, or (iv) the failure of Pledgor to perform hereunder.

    J. Notwithstanding any other provision hereof, Pledgor shall remain liable to Pledgee for any deficiency remaining after any sale, transfer or other disposition of the Collateral hereunder.

    K. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns and shall be governed as to its validity, interpretation and effect by the laws of the Commonwealth of Pennsylvania; and any terms used herein which are defined in the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania shall have the meanings therein set forth.

    L. If Pledgee shall waive any rights or remedies arising hereunder or under any applicable law, such waiver shall not be deemed to be a waiver upon the later occurrence or

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recurrence of any of said events.  No delay by Pledgee in the exercise of any right or remedy shall under any circumstances constitute or be deemed to be a waiver, express or implied, of the same and no course of dealing between the parties hereto shall constitute a waiver of Pledgee's rights or remedies.

    M. Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact to execute, deliver and record, if appropriate, from time to time any instruments or documents in connection with the Collateral, in Pledgor's or Pledgee's name.

    N. This Pledge Agreement represents the entire understanding of the parties with respect to the subject matter and no modification or change herein shall be effective unless contained in a writing signed by the parties hereto.

    O. If more than one Pledgor signs this Pledge Agreement, all references herein to Pledgor shall include all such Pledgors and each shall be jointly and severally bound by the terms and provisions hereof.

    IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the 19th day of September, 1997.

                             PLEDGOR:

                             /s/ Ronald J. Zlatoper
                             ----------------------------------
                             Ronald J. Zlatoper

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                            SCHEDULE A TO PLEDGE AGREEMENT

                                    THE SECURITIES

    Options to purchase 25,000 shares of Common Stock, no par value per share, of Sanchez Computer Associates, Inc. pursuant to certain Option Agreements dated April 28, 1997.





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